Exhibit 99.2

Investor Supplement
Third Fiscal Quarter 2017
(Fiscal Year Ended September 30)

The financial statements and financial exhibits included herein are unaudited. These financial statements and exhibits should be read in conjunction with the Company's periodic reports on Form 10-K, Form 10-Q and Form 8-K. The results of operations for interim periods should not be considered indicative of results to be expected for the full year.

Non-GAAP Financial Measures

This document contains non-GAAP financial measures to analyze the Company's operating performance for the periods presented. Because the Company's calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company's non-GAAP financial measures to those of other companies.

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement
June 30, 2017

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - June 30, 2017
(unaudited)

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Consolidated Financial Highlights

	Three Months Ended					Nine Months Ended
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	June 30, 2017	June 30, 2016
	(Dollars in millions)
Revenues:
Premiums	$12	$3	$11	$18	$21	$26	$52
Net investment income	257	247	240	238	236	744	685
Net investment gains (losses)	67	81	51	26	(28)	199	(7)
Insurance and investment product fees and other	44	44	38	34	32	126	93
Total revenues	380	375	340	316	261	1,095	823

Net income	$32	$22	$108	$30	$10	$162	$67
Adjusted Operating Income ("AOI")	$37	$36	$41	$40	$48	114	122

Per Unrestricted Common Shares Amounts:
Basic:
Net income	$0.54	$0.38	$1.85	$0.52	$0.16	$2.78	$1.14
AOI	$0.63	$0.62	$0.70	$0.69	$0.82	$1.95	$2.09
Diluted:
Net income	$0.54	$0.38	$1.85	$0.52	$0.16	$2.77	$1.14
AOI	$0.63	$0.62	$0.70	$0.69	$0.82	$1.95	$2.08

Dividends Paid to Shareholders Per Share	$0.065	$0.065	$0.065	$0.065	$0.065	$0.195	$0.195

At Period End
Cash and cash equivalents	$799	$887	$632	$864	$719	$799	$719
Total investments	$22,627	$21,813	$21,076	$21,025	$20,548	$22,627	$20,548
Total assets	$28,402	$27,897	$26,952	$27,035	$26,338	$28,402	$26,338
Contractholder funds	$20,342	$20,052	$19,486	$19,251	$18,874	$20,342	$18,874
Future policy benefits	$3,423	$3,435	$3,453	$3,467	$3,466	$3,423	$3,466
Debt (including revolving credit facility)	$405	$405	$400	$400	$300	$405	$300
Total equity	$2,113	$1,908	$1,752	$1,934	$1,782	$2,113	$1,782
Total equity excluding AOCI	$1,646	$1,617	$1,599	$1,495	$1,477	$1,646	$1,477
Common shares issued and outstanding	58.99	58.99	58.98	58.96	58.96	58.99	58.96

GAAP Book value per share	$35.82	$32.34	$29.70	$32.80	$30.22	$35.82	$30.22
GAAP Book Value per Share excluding AOCI	$27.90	$27.41	$27.11	$25.36	$25.05	27.90	25.05
Debt to total Capitalization excluding AOCI	19.7%	20.0%	20.0%	21.1%	16.9%	19.7%	16.9%
Return on average shareholders' equity excluding AOCI	7.8%	5.5%	27.9%	8.1%	2.7%	13.8%	9.1%
Statutory Book value per share(1)	$25.18	$26.06	$22.43	$22.39	$21.23	25.18	21.23
Statutory Book value per share excluding IMR and AVR(1)	$34.30	$35.28	$32.18	$32.20	$31.35	34.30	31.35
(1) The statutory book value per share and the statutory book value per share excluding interest maintenance reserve ("IMR") and asset valuation reserve ("AVR") are estimates due to the timing of the filing of statutory statements and are prepared consistent with the presentation of the statutory financial statements in the combined annual statement.

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - June 30, 2017
(unaudited)

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(In millions, except per share data)

	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
ASSETS
Investments:
Fixed maturity securities, available-for-sale, at fair value (amortized cost: June 30, 2017 - $19,845; September 30, 2016 - $18,521)	$20,766	$20,052	$19,437	$19,411	$18,972
Equity securities, available-for-sale, at fair value (amortized cost: June 30, 2017 - $732; September 30, 2016 - $640)	774	712	696	683	645
Derivative investments	361	351	314	276	216
Commercial mortgage loans	550	579	582	595	622
Other invested assets	176	119	47	60	93
Total investments	22,627	21,813	21,076	21,025	20,548
Related party loans	71	71	71	71	72
Cash and cash equivalents	799	887	632	864	719
Accrued investment income	204	225	201	214	192
Reinsurance recoverable	3,390	3,426	3,444	3,464	3,476
Intangibles, net	1,097	1,184	1,228	1,026	1,048
Deferred tax assets, net	—	87	68	—	84
Other assets	214	204	232	371	199
Total assets	$28,402	$27,897	$26,952	$27,035	$26,338

LIABILITIES AND SHAREHOLDERS' EQUITY
Contractholder funds	$20,342	$20,052	$19,486	$19,251	$18,874
Future policy benefits	3,423	3,435	3,453	3,467	3,466
Funds withheld for reinsurance liabilities	1,106	1,134	1,142	1,172	1,190
Liability for policy and contract claims	57	60	53	55	45
Debt	300	300	300	300	300
Revolving credit facility	105	105	100	100	—
Deferred tax liability, net	11	—	—	10	—
Other liabilities	945	903	666	746	681
Total liabilities	26,289	25,989	25,200	25,101	24,556

Shareholders' equity:
Preferred stock ($.01 par value, 50,000,000 shares authorized, no shares issued at June 30, 2017 and September 30, 2016)	$—	$—	$—	$—	$—
Common stock ($.01 par value, 500,000,000 shares authorized, 58,993,219 issued and outstanding at June 30, 2017; 58,956,127 shares issued and outstanding at September 30, 2016)	1	1	1	1	1
Additional paid-in capital	716	715	715	714	723
Retained earnings	942	914	896	792	765
Accumulated other comprehensive income	467	291	153	439	305
Treasury stock, at cost (568,847 shares at June 30, 2017; 537,613 shares at September 30, 2016)	(13)	(13)	(13)	(12)	(12)
Total shareholders' equity	2,113	1,908	$1,752	$1,934	$1,782
Total liabilities and shareholders' equity	$28,402	$27,897	$26,952	$27,035	$26,338

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - June 30, 2017
(unaudited)

Quarterly Summary - Most Recent 5 Quarters

	Three Months Ended					Nine Months Ended
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	June 30, 2017	June 30, 2016
	(Dollars in millions)
Revenues:
Traditional life insurance premiums	$7	$—	$10	$11	$10	$16	$31
Life contingent immediate annuity	5	3	1	7	11	10	21
Net investment income	257	247	240	238	236	744	685
Net investment gains (losses)	67	81	51	26	(28)	199	(7)
Surrender charges	9	9	7	8	5	25	15
Cost of insurance fees and other income	35	35	31	26	27	101	78
Total revenues	380	375	340	316	261	1,095	823
Benefits and expenses:
Traditional life insurance policy benefits and change in future policy benefits	21	11	22	18	18	53	52
Life contingent immediate annuity benefits and changes in future policy benefits	20	18	18	25	31	57	84
Interest sensitive and index product benefits and changes in future policy benefits	194	239	(20)	163	167	413	449
General expenses	35	30	25	30	26	90	77
Acquisition expenses	72	81	92	89	88	245	236
Deferred acquisition costs ("DAC")	(67)	(78)	(89)	(83)	(86)	(234)	(230)
Amortization of intangibles	51	33	123	20	(4)	207	34
Total benefits and expenses	326	334	171	262	240	831	702
Operating income	54	41	169	54	21	264	121
Interest expense	(6)	(6)	(6)	(5)	(5)	(18)	(17)
Income before income taxes	48	35	163	49	16	246	104
Income tax expense	(16)	(13)	(55)	(19)	(6)	(84)	(37)
Net income	$32	$22	$108	$30	$10	$162	$67

Net income per common share:

Basic	$0.54	$0.38	$1.85	$0.52	$0.16	$2.78	$1.14
Diluted	$0.54	$0.38	$1.85	$0.52	$0.16	$2.77	$1.14
Weighted average common shares used in computing net income per common share:
Basic	58.34	58.33	58.28	58.26	58.31	58.31	58.28
Diluted	58.44	58.38	58.37	58.35	58.66	58.39	58.60

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - June 30, 2017
(unaudited)

Reconciliation from Net Income to Adjusted Operating Income ("AOI ")

	Three Months Ended					Nine Months Ended
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	June 30, 2017	June 30, 2016
	(Dollars in millions, except per share data)
Net income	$32	$22	$108	$30	$10	$162	$67
Adjustments to arrive at AOI:
Effect of investment (gains) losses, net of offsets (a)	4	15	(1)	5	5	18	4
Effect of change in FIA embedded derivative discount rate, net of offsets (a)	(4)	(2)	(92)	(7)	28	(98)	61
Effect of change in fair value of reinsurance related embedded derivative, net of offsets (a)	8	8	(10)	17	26	6	20
Tax impact of adjusting items	(3)	(7)	36	(5)	(21)	26	(30)
AOI	$37	$36	$41	$40	$48	$114	$122

Per diluted common share:
Net income	$0.54	$0.38	$1.85	$0.52	$0.16	$2.77	$1.14
Adjustments to arrive at AOI:
Effect of investment (gains) losses, net of offsets (a)	0.07	0.26	(0.02)	0.09	0.09	0.31	0.07
Effect of change in FIA embedded derivative discount rate, net of offsets (a)	(0.07)	(0.04)	(1.58)	(0.12)	0.48	(1.68)	1.04
Effect of change in fair value of reinsurance related embedded derivative, net of offsets (a)	0.14	0.14	(0.17)	0.29	0.44	0.10	0.34
Tax impact of adjusting items	$(0.05)	$(0.12)	$0.62	$(0.09)	$(0.35)	$0.45	$(0.51)
AOI per diluted share	$0.63	$0.62	$0.70	$0.69	$0.82	$1.95	$2.08

(a) amounts are net of offsets related to value of business acquired ("VOBA") and deferred acquisition cost ("DAC") amortization

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - June 30, 2017
(unaudited)

NON-GAAP FINANCIAL MEASURES

AOI
AOI is a non-GAAP economic measure we use to evaluate financial performance each period. AOI is calculated by adjusting net income to eliminate (i) the impact of net investment gains including other-than-temporary impairment ("OTTI") losses recognized in operations, but excluding gains and losses on derivatives hedging our indexed annuity policies, (ii) the effect of changes in the interest rates used to discount the FIA embedded derivative liability, and (iii) the effect of change in fair value of the reinsurance related embedded derivative. All adjustments to AOI are net of the corresponding VOBA and DAC impact. The income tax impact related to these adjustments is measured using an effective tax rate of 35%, as appropriate. While these adjustments are an integral part of the overall performance of FGL, market conditions impacting these items can overshadow the underlying performance of the business. Accordingly, we believe using a measure which excludes their impact is effective in analyzing the trends of our operations. Our non-GAAP measures may not be comparable to similarly titled measures of other organizations because other organizations may not calculate such non-GAAP measures in the same manner as we do.

Sales
Sales are not derived from any specific GAAP income statement accounts or line items and should not be viewed as a substitute for any financial measure determined in accordance with GAAP. For GAAP purposes annuity sales are recorded as deposit liabilities (i.e. contract holder funds). Management believes that presentation of sales as measured for management purposes enhances the understanding of our business and helps depict longer term trends that may not be apparent in the results of operations due to the timing of sales and revenue recognition.
While management believes that non-GAAP measurements are useful supplemental information, such adjusted results are not intended to replace GAAP financial results and should be read in conjunction with those GAAP results.

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - June 30, 2017
(unaudited)

Summary of Adjustments to Arrive at AOI

	Three Months Ended					Nine Months Ended
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	June 30, 2017	June 30, 2016
	(Dollars in millions)
Revenue:
Net investment gains (a)	$15	$28	$(12)	$29	$44	$31	$34
Increase (decrease) in total revenues	15	28	(12)	29	44	31	34

Benefits and expenses:
Benefits and other changes in policy reserves (b)	(10)	(1)	(168)	(16)	53	(179)	113
Amortization of intangibles	3	(6)	77	2	(38)	74	(62)
(Decrease) increase in total benefits and expenses	(7)	(7)	(91)	(14)	15	(105)	51

Increase (decrease) in pre-tax operating income	8	21	(103)	15	59	(74)	85

(Decrease) increase in income tax expense (benefit) (c)	(3)	(7)	36	(5)	(21)	26	(30)
Increase (decrease) in net income	$5	$14	$(67)	$10	$38	$(48)	$55

(a) Net investment gains: includes the effects of net investment gains and change in fair value of the reinsurance related embedded derivative.
(b) Benefits and other changes in policy reserves: includes the effects of the change in fair value of the FIA embedded derivative discount rate.
(c) The tax expense (benefit) includes the tax impact of the adjustments in a-b above.

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - June 30, 2017
(unaudited)

Notable Items Included in Net Income and AOI

Each quarterly reporting period, we identify notable items that explain the trends in our Net Income and AOI.  These items are infrequent in nature or involve accounting volatility under general accepted accounting principles. The amounts below are included in disclosures within the Company's earnings releases to explain our Net Income and AOI results.  We believe that understanding these items provides further clarity to the financial performance of the business.

	Three Months Ended					Nine Months Ended
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	June 30, 2017	June 30, 2016
	(Dollars in millions)
Net Income	$32	$22	$108	$30	$10	$162	$67

AOI	$37	$36	$41	$40	$48	$114	$122
Notable Items Included within AOI [(unfavorable)/favorable]
Legacy incentive compensation (a)	(1)	(1)	—	(2)	1	(2)	—
Project expenses (b)	(5)	(2)	—	—	(1)	(7)	(4)
Single premium immediate annuities ("SPIA") mortality & other reserve adjustments (c)	2	3	2	—	4	7	7
Assumption review & DAC unlocking (d)	—	(3)	—	5	7	(3)	12
Other, including bond prepayment income & tax valuation allowance (e)	—	—	2	1	2	2	5

(a) Change in certain long term incentive compensation costs, including the change in the liability for our FGLH stock compensation plan, which as a liability plan, is settled in cash and accounted for at fair value each reporting period.
(b) Expenses associated with corporate development activities, including mergers & acquisitions.
(c) The release of annuity reserves associated with mortality of annuitants, which varies due to timing, volume and severity of experience, and other reserve adjustments.
(d) Reflects unlocking from updating our DAC amortization models for actual experience and equity market fluctuations. Also, annually in the 4th fiscal quarter, we complete our Annual Assumption Review & DAC Unlocking process by adjusting our valuation assumptions to align with actual experience.
(e) Bond prepayment income, changes in tax valuation, and other allowances related to reinsurance and agent debt, reinsurance settlements and other net favorable activity.

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - June 30, 2017
(unaudited)

Capitalization/Book Value per Share

	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
	(Dollars in millions, except per share data)
Capitalization:
Debt	$405	$405	$400	$400	$300
Total debt	405	405	400	400	300
Total shareholders' equity	2,113	1,908	1,752	1,934	1,782
Total capitalization	2,518	2,313	2,152	2,334	2,082
AOCI	467	291	153	439	305
Total capitalization excluding AOCI (a)	$2,051	$2,022	$1,999	$1,895	$1,777

Total shareholders' equity	2,113	1,908	1,752	1,934	1,782
AOCI	467	291	153	439	305
Total shareholders' equity excluding AOCI (a)	$1,646	$1,617	$1,599	$1,495	$1,477

Common shares outstanding	58.99	58.99	58.98	58.96	58.96

Book Value per Share: (b)
GAAP Book value per share including AOCI	$35.82	$32.34	$29.70	$32.80	$30.22
GAAP Book value per share excluding AOCI (a)	$27.90	$27.41	$27.11	$25.36	$25.05

	Twelve months ended
Twelve Month Rolling Average Return on Equity ("ROE")	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Return on Shareholders' Equity (c)
Return on average shareholders' equity	10.1%	9.6%	9.4%	6.0%	6.3%
Return on average shareholders' equity, excluding AOCI (c)	12.3%	11.1%	10.5%	6.6%	6.7%

Return on Shareholders' Equity - AOI (d)
Adjusted Operating ROE, excluding AOCI (d)	9.8%	10.8%	11.5%	11.1%	11.4%

	Three months ended
Quarterly Average ROE	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Return on average shareholders' equity	6.4%	4.8%	23.4%	6.5%	2.4%
Return on average shareholders' equity, excluding AOCI (c)	7.8%	5.5%	27.9%	8.1%	2.7%
Adjusted Operating ROE, excluding AOCI (d)	9.1%	9.0%	10.6%	10.8%	13.1%

Debt-to-Capital Ratios: (e)
Long-term debt/Total capitalization excluding AOCI	19.7%	20.0%	20.0%	21.1%	16.9%

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - June 30, 2017
(unaudited)

(a) Total capitalization, total stockholders’ equity and book value per share excluding AOCI (a non-GAAP financial measure) are based on stockholders’ equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, we believe these non-GAAP financial measures provide useful supplemental information.
(b) Book value per share including and excluding AOCI is calculated as total stockholders’ equity and total stockholders’ equity excluding AOCI divided by the total number of shares of common stock outstanding.
(c) Return on Equity, excluding AOCI is a non-GAAP financial measure. It is calculated by dividing net income by total average equity excluding AOCI. Average equity excluding AOCI for the twelve months rolling, is the average of 5 points throughout the period and for the quarterly average equity is calculated using the beginning and ending equity, excluding AOCI, for the period. For periods less than a full fiscal year, amounts disclosed in the table are annualized.
(d) Adjusted Operating ROE, excluding AOCI is a non-GAAP financial measure. It is calculated by dividing AOI by total average equity excluding AOCI. Average equity excluding AOCI for the twelve months rolling, is the average of 5 points throughout the period and for the quarterly average equity is calculated using the beginning and ending equity, excluding AOCI, for the period. For periods less than a full fiscal year, amounts disclosed in the table are annualized.
(e) Debt-to-capital ratios are computed using total capitalization excluding AOCI. Adjusted debt includes the total senior unsecured debentures and revolving credit facility.

Financial Strength Ratings

	S&P	A.M. Best	Moody's	Fitch
As of Date of Financial Supplement
Fidelity and Guaranty Life Insurance Company	BBB-	B++	Baa2	BBB
Fidelity and Guaranty Life Insurance Company of New York	BBB-	B++	Not Rated	BBB
Rating Agency Outlook	Credit Watch Developing	Under Review with Developing Implications	Stable	Rating Watch Evolving

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - June 30, 2017
(unaudited)

Net Investment Spread Results

(Dollars in millions)	Three Months Ended		Nine Months Ended
	June 30, 2017	June 30, 2016	June 30, 2017	June 30, 2016
Yield on average assets under management "AAUM" (at amortized cost)	5.01%	5.01%	4.92%	4.93%
Less: Interest credited and option cost	(2.47)%	(2.60)%	(2.51)%	(2.66)%
Total net investment spread - All product lines (b)	2.54%	2.41%	2.41%	2.27%

FIA net investment spread	3.02%	3.07%	3.03%	2.98%

Investment book yield - bonds purchased during the period (c)	5.27%	5.00%	5.08%	5.52%

AAUM (a)	$20,569	$18,854	$20,153	$18,523

(a) AAUM is a non-GAAP measure and is the sum of (i) total invested assets at amortized cost, excluding derivatives; and including (ii) related party loans and investments and (iii) cash and cash equivalents at the end of each month in the period divided by the number of months in the period.
(b) Net investment spread is the excess of net investment income earned over the sum of interest credited to policyholders and the cost of hedging our risk on FIA policies.
(c) Investment book yield on bonds purchased during the period excludes yield on short-term treasuries and cash and cash equivalents.

Sales Results by Product

(Dollars in millions)	Three Months Ended					Nine Months Ended
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	June 30, 2017	June 30, 2016
Fixed index annuities ("FIA")	$455	$438	$551	$482	$495	$1,444	1,350
Fixed rate annuities ("MYGA")	127	158	97	121	180	382	415
Institutional spread based (1)	—	136	—	—	157	136	157
Total Annuity	$582	$732	$648	$603	$832	$1,962	$1,922
Index universal life	9	14	17	17	15	40	39
Total Sales	$591	$746	$665	$620	$847	$2,002	$1,961

(1) Institutional spread based product sales from funding agreement investment contracts issued with the Federal Home Loan Bank and held in our separate account.

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - June 30, 2017
(unaudited)

Annuity Account Balance Rollforward (a)

(Dollars in millions)	Three Months Ended
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Account balances at beginning of period:	$16,114	$15,603	$15,250	$14,935	$14,599
Net deposits	591	603	655	598	687
Premium and interest bonuses	12	12	13	10	11
Fixed interest credited and index credits	154	153	87	81	45
Guaranteed product rider fees	(18)	(18)	(16)	(12)	(14)
Surrenders, withdrawals, deaths, etc.	(423)	(239)	(386)	(362)	(393)
Account balance at end of period	$16,430	$16,114	$15,603	$15,250	$14,935
(a) The rollforward reflects the account balance of our fixed index annuities and fixed rate annuities.

Annuity Deposits by Product Type

	Three Months Ended		Nine Months Ended
Product Type	June 30, 2017	June 30, 2016	June 30, 2017	June 30, 2016
	(Dollars in millions)
Fixed Index Annuities:
Index Strategies	$370	$411	$1,156	$1,114
Fixed Strategy	93	91	306	261
	463	502	1,462	1,375

Fixed Rate Annuities:
Single-Year Rate Guaranteed	3	1	7	4
Multi-Year Rate Guaranteed	126	184	382	424
Total before coinsurance ceded	592	687	1,851	1,803
Coinsurance ceded	1	—	2	1
Net after coinsurance ceded	$591	$687	$1,849	$1,802

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - June 30, 2017
(unaudited)

Surrender Charge Protection and Account Values by Product Type
Annuity Surrender Charges and Account Values (net of reinsurance) at June 30, 2017:

	Surrender Charge			Net Account Value
Product Type	Avg. Years at Issue	Avg. Years Remaining	Avg. % Remaining	Dollars in millions	%
Fixed Index Annuities	11	6	8%	$13,026	79%
Single-Year Rate Guaranteed	10	1	1%	598	4%
Multi-Year Rate Guaranteed	5	3	7%	2,806	17%
Total				$16,430	100%

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - June 30, 2017
(unaudited)

Annuity Liability Characteristics

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Dollars in millions)
SURRENDER CHARGE PERCENTAGES:
No surrender charge	$709	$1,888
0.0% < 2.0%	41	300
2.0% < 4.0%	32	364
4.0% < 6.0%	274	585
6.0% < 8.0%	988	1,537
8.0% < 10.0%	1,323	2,469
10.0% or greater	37	5,883
	$3,404	$13,026

	Fixed and Fixed Index Annuities Account Value	Weighted Average Surrender Charge
	(Dollars in millions)
SURRENDER CHARGE EXPIRATION BY YEAR:
Out of Surrender Charge	$2,573	—%
2017	436	4%
2018 - 2019	2,240	5%
2020 - 2021	1,918	8%
2022 - 2023	1,949	8%
Thereafter	7,314	11%
	$16,430	7%

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - June 30, 2017
(unaudited)

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Dollars in millions)
CREDITED RATE (INCLUDING BONUS INTEREST) VS. ULTIMATE MINIMUM GUARANTEED RATE DIFFERENTIAL:
No differential	$1,017	$1,334
0.0% - 1.0%	383	1,259
1.0% - 2.0%	283	58
2.0% - 3.0%	1,700	14
3.0% - 4.0%	21	—
Allocated to index strategies	—	10,361
	$3,404	$13,026

FIXED INDEX ANNUITIES ACCOUNT VALUE - INDEX STRATEGIES

Monthly Average, Point to Point and Gain Trigger Strategies with Cap

	Minimum Guaranteed Cap
	1%	2%	3%	5%	6%
Current Cap	(Dollars in millions)
At minimum	$—	$—	$1,488	$634	$—
2-3%	647	—	—	—	—
3-4%	1,006	—	391	—	—
4-5%	397	—	499	—	—
5-6%	70	1	133	4	—
6-7%	30	2	19	—	5
7% +	59	33	177	—	67
Total:	$2,209	$36	$2,707	$638	$72

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - June 30, 2017
(unaudited)

Monthly Point-to-Point with Cap

Minimum Guaranteed Cap 1%
Current Cap	(Dollars in millions)
At minimum	$1,334
1% to 2%	2,176
2% to 3%	660
3% +	164
Total:	$4,334

3 Year Step Forward with Cap

	Minimum Guaranteed Cap 2%	Minimum Guaranteed Cap 5%
Current Cap	(Dollars in millions)
At minimum	$—	$19
2% to 5%	2	—
5% to 7%	8	49
7% to 9%	—	43
9% to 11%	—	18
11% to 13%	—	7
Total:	$10	$136

There is an additional $218 million Account Value allocated to strategies not listed above. Of this $218 million, $13 million is at the guaranteed rates.

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - June 30, 2017
(unaudited)

Summary of Invested Assets by Asset Class

(Dollars in millions)	June 30, 2017			September 30, 2016
	Amortized Cost	Fair Value	Percent	Amortized Cost	Fair Value	Percent
Fixed maturity securities, available-for-sale:
United States Government full faith and credit	$85	$87	—%	$233	$243	1%
United States Government sponsored entities	132	133	1%	112	115	1%
United States municipalities, states and territories	1,589	1,726	8%	1,515	1,717	8%
Corporate securities:
Finance, insurance and real estate	5,342	5,723	25%	5,084	5,463	26%
Manufacturing, construction and mining	985	1,009	5%	847	863	4%
Utilities, energy and related sectors	1,989	2,046	9%	1,811	1,881	9%
Wholesale/retail trade	1,343	1,398	6%	1,205	1,277	6%
Services, media and other	2,218	2,299	10%	1,765	1,856	9%
Hybrid securities	1,362	1,431	6%	1,356	1,386	7%
Non-agency residential mortgage-backed securities	1,073	1,161	6%	1,215	1,247	6%
Commercial mortgage-backed securities	950	950	4%	850	864	4%
Asset-backed securities	2,777	2,803	13%	2,528	2,499	12%
Equity securities	732	774	3%	640	683	3%
Commercial mortgage loans	550	551	2%	595	614	3%
Other (primarily derivatives and loan participations)	396	535	2%	281	334	1%
Total	$21,523	$22,626	100%	20,037	$21,042	100%

Credit Quality of Fixed Maturity Securities at June 30, 2017

NAIC Designation	Fair Value	Percent	Rating Agency Rating	Fair Value	Percent
	(Dollars in millions)			(Dollars in millions)
1	$10,753	52%	AAA	$1,643	8%
2	8,758	42%	AA	1,895	9%
3	1,047	5%	A	5,520	27%
4	141	1%	BBB	9,473	46%
5	65	—%	BB	1,057	5%
6	2	—%	B and below	1,178	5%
	$20,766	100%		$20,766	100%

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - June 30, 2017
(unaudited)

Managed and Direct Related Party Investments

(Dollars in Millions)		June 30, 2017
Type	Balance Sheet Classification	Amortized Cost	Fair Value
Investments managed by related parties:
Fortress Investment Group collateralized loan obligations	Fixed maturities, available-for-sale	$173	$174
	Total investments managed by related parties	$173	$174

Direct investment in related parties:
HGI energy loan	Related party loans	72	71
Salus preferred equity	Equity securities, available-for-sale	1	1
Spectrum Brands, Inc.	Fixed maturities, available-for-sale	2	2
	Total direct investment in related parties	$75	$74

Assets above included in FSRCI Funds withheld portfolio:
Fortress Investment Group collateralized loan obligations	Fixed maturities, available-for-sale	10	10
HGI energy loan	Related party loans	72	71
Spectrum Brands, Inc.	Fixed maturities, available-for-sale	2	2
Salus preferred equity	Equity securities, available-for-sale	1	1
	Total assets included in FSRCI Funds withheld portfolio	$85	$84

(a) Includes loan participations with 2 different borrowers.

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - June 30, 2017
(unaudited)

Summary of Residential Mortgage Backed Securities by Collateral Type and NAIC Designation

	June 30, 2017
Collateral Type	Amortized Cost	Fair Value
	(Dollars in millions)
Total by collateral type
Government agency	$132	$133
Prime	175	182
Subprime	272	287
Alt-A	626	692
	$1,205	$1,294
Total by NAIC designation
1	$1,176	$1,266
2	20	20
3	9	8
4	—	—
5	—	—
	$1,205	$1,294

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - June 30, 2017
(unaudited)

Top 10 Holdings by Issuers

(Dollars in millions)	June 30, 2017
Issuer (a):	Fair Value	Percentage of Total Invested Assets
Wells Fargo & Company	$149	0.7%
Metropolitan Transportation Authority (NY)	120	0.5%
General Electric Company	114	0.5%
JP Morgan Chase & Co.	109	0.5%
Nationwide Mutual Insurance Company	101	0.4%
Entergy Corp	92	0.4%
Metlife, Inc.	91	0.4%
Goldman Sachs Group, Inc.	90	0.4%
Bank of New York Mellon Corp	88	0.4%
Rabobank Nederland	85	0.4%
(a) Issuers excluding U.S. Governmental securities and any securities held in our funds withheld portfolio.

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - June 30, 2017
(unaudited)

Reinsurance Counterparty Risk- Top 5 Reinsurers

(Dollars in millions)		Financial Strength Rating
Parent Company/Principal Reinsurers	Reinsurance Recoverable (a)	AM Best	S&P	Moody's
Wilton Reinsurance	$1,536	A+	Not Rated	Not Rated
Front Street Re	1,037	Not Rated	Not Rated	Not Rated
Scottish Re	154	Not Rated	Not Rated	Not Rated
Security Life of Denver	143	A	A	A2
London Life	102	A	Not Rated	Not Rated

(a) Reinsurance recoverables do not include unearned ceded premiums that would be recovered in the event of early termination of certain traditional life policies.

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - June 30, 2017
(unaudited)

Shareholder Information

Corporate Offices:
Fidelity & Guaranty Life
Two Ruan Center
601 Locust Street, 14th Floor
Des Moines, IA  50309

Investor Contact:
Lisa Foxworthy-Parker
Fidelity & Guaranty Life
Lisa.Parker@fglife.com
515-330-3307

Media Contact:
Sard Verbinnen & Co
Jamie Tully or David Millar, 212-687-8080

Common stock and Dividend Information:
New York Stock Exchange symbol: "FGL"

	High	Low	Close	Dividend Declared
FY2017
First Quarter	$24.25	$21.10	$23.70	$0.065
Second Quarter	$27.95	$23.45	$27.80	$0.065
Third Quarter	$31.30	$27.15	$31.05	$0.065

Transfer Agent
American Stock Transfer & Trust
59 Maiden Lane, Plaza Level
New York, NY 10038
Phone: (800) 937-5449
Fax: (718) 236-2641
http://www.amstock.com

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - June 30, 2017
(unaudited)

Research Analyst Coverage

Jimmy Bhullar
J.P. Morgan
(212) 622-6397
jimmy.s.bhullar@jpmorgan.com

John Barnidge
Sandler O'Neill + Partners
(312) 281-3412
jbarnidge@sandleroneill.com